UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2010

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Plan Amendments.

SunTrust Banks, Inc. (the "Company" or the "Registrant") adopted certain amendments on December 31, 2010 to the following compensation plans in which its named executive officers participate or may participate in the future. The changes generally pertain to either the closing of the SERP to new participants, the expansion of eligibility requirements for certain nonqualified plans, and various conforming changes to the nonqualified plans consistent with changes made to the qualified retirement plan. The following summaries of these amendments are qualified in their entirety by reference to each respective agreement, as amended, each of which is filed as an exhibit to this report and incorporated into this report by reference. In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its filing such information in this report on Form 8-K.

SunTrust Banks, Inc. Deferred Compensation Plan.
The Company amended and restated this plan, effective January 1, 2011, to reflect changes to the definition of "eligible employee" by offering the plan to employees who participate in the Management Incentive Plan and are of a certain minimum salary grade (providing for broader participation than previously), to provide that participants earning benefits under the Restoration Plan (see below) will receive a Company contribution under this plan based on the participant’s eligible compensation under the Restoration Plan. The amendment also provides that Company contributions made on behalf of participants hired on or after January 1, 2011 will be subject to a two-year cliff vesting schedule (to be consistent with the qualified 401(k) plan). The Committee also amended the Plan to address SERP benefits transferred to this plan in the case of an employee who has a status change and is no longer eligible to participate in the SERP.

SunTrust Banks, Inc. ERISA Excess Plan.
The Company amended and restated this plan, effective January 1, 2010 (except as otherwise indicated) so that it would be consistent with certain changes made to the qualified retirement plan as follows: revised the definition of compensation for benefit purposes, changed the death benefits for active participants from a 50% joint and survivor benefit to a 100% joint and survivor benefit, and provided that beginning in 2011 newly eligible participants with only a Personal Pension Account under the qualified retirement plan will receive their benefit upon separation from service rather than age 55. This plan was also amended to change the eligibility requirements. Prior to 2011, an employee became eligible under the plan upon designation by the Compensation Committee. The plan was amended, effective 2011, to provide that employees of a certain salary grade automatically participate in the plan upon the completion of one year of service.

SunTrust Banks, Inc. Restoration Plan.
On December 31, 2010, the Company adopted the SunTrust Banks, Inc. Restoration Plan (the "Restoration Plan") effective January 1, 2011. Like the ERISA Excess Plan, the Restoration Plan is a nonqualified defined benefit cash balance plan designed to restore benefits to certain employees that are limited under provisions of the Internal Revenue Code which are not otherwise provided for under the ERISA Excess Plan. In order to be eligible for the Restoration Plan, an employee generally must be of a certain minimum salary grade, must be recommended by the CEO, and be approved by the Compensation Committee. The benefit formula under the Restoration Plan is the same as the Personal Pension Account under the qualified retirement plan. The purpose of the plan is to restore such benefits to the extent limited by the Internal Revenue Code or limits in the Excess Plan. A participant will be 100% vested in his Restoration Plan benefit after completing ten (10) years of service and attaining age sixty (60). Restoration Plan benefits will be paid as a lump sum upon separation from service following satisfaction of the vesting requirements unless the participant previously elected to receive the benefit as of the annuity forms of payment under the plan. None of the Company’s named executive officers will participate in the Restoration Plan in 2011.

SunTrust Banks, Inc. Supplemental Executive Retirement Plan.
The Company amended and restated this plan, effective January 1, 2010 (except as otherwise indicated) to clarify the calculation of Tier 2 benefits, change the death benefits for Tier 2 active participants from a 50% joint and survivor benefit to a 100% joint and survivor benefit (to be consistent with changes made to the qualified retirement plan) and to address the treatment of SERP benefits in the case of an employee who has a status change and is no longer eligible to participate in the plan.

Other Compensation Agreements.

2011 Form of Salary Share Agreement.
The Compensation Committee amended the form of Salary Share Award Agreement effective January 1, 2011. The new form imposes a single holding period, and extends the holding period for new grants to March 15, 2012.

Form of Change In Control Agreement.
The Compensation Committee adopted a revised form of Change in Control Agreement for use with new participants. This form of agreement is revised to omit any tax gross-up.

Item 9.01 Financial Statements and Exhibits.

10.1 SunTrust Banks, Inc. Deferred Compensation Plan, amended and restated effective as of January 1, 2011.

10.2 SunTrust Banks, Inc. ERISA Excess Plan, amended and restated effective as of January 1, 2010.

10.3 SunTrust Banks, Inc. Restoration Plan, amended and restated effective as of January 1, 2011.

10.4 SunTrust Banks, Inc. Supplemental Executive Retirement Plan, amended and restated effective as of January 1, 2010.

10.5 2011 Form of SunTrust Banks, Inc. Salary Share Award Agreement.

10.6 Form of SunTrust Banks, Inc. Change in Control Agreement (without excise tax gross up).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

January 6, 2011	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President and Associate General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	SunTrust Banks, Inc. Deferred Compensation Plan, amended and restated effective as of January 1, 2011
10.2	SunTrust Banks, Inc. ERISA Excess Plan, amended and restated effective as of January 1, 2010
10.3	SunTrust Banks, Inc. Restoration Plan, amended and restated effective as of January 1, 2011
10.4	SunTrust Banks, Inc. Supplemental Executive Retirement Plan, amended and restated effective as of January 1, 2010
10.5	2011 Form of SunTrust Banks, Inc. Salary Share Award Agreement
10.6	Form of SunTrust Banks, Inc. Change in Control Agreement (without excise tax gross up)